UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2006

                             TRIARC COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


 DELAWARE                       1-2207                       38-0471180
 -----------------              --------------               -------------
 (State or Other                (Commission                  (I.R.S. Employer
 Jurisdiction of                File Number)                 Identification No.)
 Incorporation)

  280 Park Avenue
  New York, NY                                     10017

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 (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (212) 451-3000

                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment  of  Principal  Officers;   Compensatory   Arrangements  of  Certain
Officers.

     On November 10, 2005, the Compensation Committee of the Board of Directors of Triarc Companies, Inc. (the "Company") unanimously approved certain equity arrangements pursuant to which the Company's management was authorized to subscribe for Class B Units representing equity interests in Triarc Deerfield Holdings, LLC ("TDH"), the Company's holding company for Deerfield & Company LLC ("D&C"), and Jurl Holdings, LLC ("Jurl Holdings"), the Company's holding company for Jurlique International Pty Ltd. ("Jurlique"). A summary of the material terms of the equity arrangements, and the interests subscribed for by certain members of the Company's senior management team, are described in the Company's Quarterly Report on Form 10-Q for the quarter ended October 2, 2005 (the "Form 10-Q"). Copies of the Amended and Restated Limited Liability Company Agreements for TDH and Jurl Holdings were filed as Exhibits 10.4 and 10.5 to the Form 10-Q.

     On November 9, 2006, the Compensation Committee adopted technical corrections to the Amended and Restated Limited Liability Company Agreement of TDH and to the Amended and Restated Limited Liability Company Agreement of Jurl Holdings. Each of the amendments (i) eliminates the unintended effect of certain non-cash accounting charges which would have otherwise reduced any distributable profits and (ii) corrects the manner in which the participant's share of available profits is determined to eliminate a duplicative reduction based on adjusted capital contributions. The Company estimates that these technical corrections may result in up to an additional approximate $1.6 million (in the aggregate) in possible profit distributions to the participants to the extent profits are in fact otherwise available.

     A copy of the amendments to the Amended and Restated Limited Liability Company Agreements of TDH and Jurl Holdings are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

10.1 Amendment No. 1, dated as of November 16, 2006, to the Amended and Restated Limited Liability Company Agreement, dated as of November 10, 2005, of Triarc Deerfield Holdings, LLC, a Delaware limited liability company.

10.2 Amendment No. 1, dated as of November 16, 2006, to the Amended and Restated Limited Liability Company Agreement, dated as of November 10, 2005, of Jurl Holdings, LLC, a Delaware limited liability company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRIARC COMPANIES, INC.


                                       By: /s/STUART ROSEN
                                          -----------------------
                                          Stuart I. Rosen
                                          Senior Vice President and
                                             Secretary

Dated:   November 16, 2006



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                                  EXHIBIT INDEX

Exhibit                      Description
-------                      -----------

10.1 Amendment No. 1, dated as of November 16, 2006, to the Amended and Restated Limited Liability Company Agreement, dated as of November 10, 2005, of Triarc Deerfield Holdings, LLC, a Delaware limited liability company.

10.2 Amendment No. 1, dated as of November 16, 2006, to the Amended and Restated Limited Liability Company Agreement, dated as of November 10, 2005, of Jurl Holdings, LLC, a Delaware limited liability company.